SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2015

  Albany Molecular Research, Inc.

(Exact Name of Registrant as Specified in its Charter)

            Delaware

(State or Other Jurisdiction of Incorporation)

000-35622	14-1742717
(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle, Albany, NY	12212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with Albany Molecular Research, Inc.’s (the “Company”) acquisition of all of the outstanding shares of Gadea Grupo Farmaceutico, S.L. (“Gadea”), Gadea’s pro forma adjusted EBITDA for the twelve month period ending June 30, 2015 is approximately $25,000,000 based on accounting principles generally accepted in Spain.  The information in this Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

August 12, 2015	By:	/s/ Lori M. Henderson
	Name:	Lori M. Henderson
	Title:	Senior Vice-President, General Counsel &
Secretary